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SECURITIES AND EXCHANGE COMISSION
WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 24, 2002

LIFE FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22193 (Commission File No.)	33-0743196 (IRS Employer Identification No.)
10540 MAGNOLIA AVENUE, SUITE B, RIVERSIDE, CA (Address of Principal Executive Office)		92505 (Zip Code)

        (909) 637-4000
(Registrant's telephone number, including area code)

        Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

ITEM 5. OTHER EVENTS

Life Financial Corporation Announces First Quarter 2002 Results

ITEM 7. EXHIBITS

  1
  Press release dated April 24, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIFE FINANCIAL CORPORATION
By:	/s/ STEVEN R. GARDNER Steven R. Gardner President and Chief Executive Officer April 24, 2002

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SIGNATURE